Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt

18.	DEBT
Current portion of long-term debt consists of the following:

	December 31,
	2014	2013
	(millions)
Current portion of 7-year term loan facility expires 2018	$17	$15
5.625% senior notes due 2015	148	—
Fair value adjustment on 5.625% senior notes due 2015	1	—
3-year term loan facility expires 2015	1	—
	$167	$15

Long-term debt consists of the following:

	December 31,
	2014	2013
	(millions)
7-year term loan facility expires 2018	$242	$259
5.625% senior notes due 2015	—	148
Fair value adjustment on 5.625% senior notes due 2015	—	4
4.125% senior notes due 2016	299	299
6.200% senior notes due 2017	394	394
7.000% senior notes due 2019	187	187
5.750% senior notes due 2021	497	496
4.625% senior notes due 2023	249	249
6.125% senior notes due 2043	274	274
3-year term loan facility expires 2015	—	1
	$2,142	$2,311

Guarantees
All direct obligations under the 5.625%, 6.200% and 7.000% senior notes are guaranteed by Willis Group Holdings, Willis Netherlands B.V., Willis Investment UK Holdings Limited, TA I Limited, Trinity Acquisition Limited and Willis Group Limited.
All direct obligations under the 4.625% and 6.125% senior notes are guaranteed by Willis Group Holdings, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, Willis North America Inc. and Willis Group Limited.
All direct obligations under the 4.125% and 5.750% senior notes are guaranteed by Trinity Acquisition Limited, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, Willis North America Inc. and Willis Group Limited.
Term loans and revolving credit facilities
On July 23, 2013 the Company entered into an amendment to its existing credit facilities to extend both the amount of financing and the maturity date of the facilities. As a result of this amendment, the Company's revolving credit facility was increased from $500 million to $800 million. The maturity date on both the revolving credit facility and the $300 million term loan was extended to July 23, 2018, from December 16, 2016, respectively. At the amendment date the Company owed $281 million on the term loan and there was no change to this amount as a result of the refinancing.
The 7-year term loan facility expiring 2018 bears interest at LIBOR plus 1.50% and is repayable in quarterly installments and a final repayment of $186 million is due in the third quarter of 2018. In 2014, the Company made $15 million of mandatory repayments against this 7-year term loan. Drawings under the $800 million revolving credit facility bear interest at LIBOR plus 1.50%. These margins apply while the Company’s debt rating remains BBB-/Baa3. As of December 31, 2014 $nil was outstanding under this revolving credit facility (December 31, 2013: $nil).

The agreements relating to the Company's 7-year term loan facility expiring 2018 and the revolving $800 million credit facility contain requirements to maintain maximum levels of consolidated funded indebtedness in relation to consolidated EBITDA and minimum level of consolidated EBITDA to consolidated cash interest expense, subject to certain adjustments. In addition, the agreements relating to the Company's credit facilities and senior notes include, in the aggregate covenants relating to the delivery of financial statements, reports and notices, limitations on liens, limitations on sales and other disposals of assets, limitations on indebtedness and other liabilities, limitations on sale and leaseback transactions, limitations on mergers and other fundamental changes, maintenance of property, maintenance of insurance, nature of business, compliance with applicable laws, maintenance of corporate existence and rights, payment of taxes and access to information and properties. At December 31, 2014, the Company was in compliance with all covenants.

On March 3, 2014, Willis Securities, Inc., a wholly-owned indirect subsidiary of Willis Group Holdings plc, entered into a $300 million revolving note and cash subordination agreement available for drawing from March 3, 2014 through March 3, 2015.
The aggregate unpaid principal amount of all advances is repayable on or before March 3, 2016.

On April 28, 2014, the Company entered into an amendment to the $300 million revolving note and cash subordination agreement to increase the amount of financing and to extend both the end date of the original credit period and the original repayment date. As a result of this amendment, the revolving credit facility was increased from $300 million to $400 million.
The end date of the credit period was extended to April 28, 2015 from March 3, 2015 and the repayment date was extended to
April 28, 2016 from March 3, 2016. As of December 31, 2014 $nil was outstanding under this revolving credit facility.

Proceeds under the credit facility will be used for regulatory capital purposes related to securities underwriting only, which will allow Willis Securities to meet or exceed capital requirements of regulatory agencies, self-regulatory agencies and their clearing houses, including the Financial Industry Regulatory Authority. Advances under the credit facility bear interest at a rate equal to (a) for Eurocurrency Loans, LIBOR plus 1.50% to 2.25%, and (b) for base rates Loans, the highest of (i) the Federal
Funds rates plus 0.5%, (ii) the 'prime rate' as announced by SunTrust Bank, and (iii) LIBOR plus 1.00%, plus 0.5% to 1.25%, in each case, based upon the Company’s guaranteed senior-unsecured long-term debt rating.
Senior Notes
On August 15, 2013 the Company issued $250 million of 4.625% senior notes due 2023 and $275 million of 6.125% senior notes due 2043. The effective interest rates of these senior notes are 4.696% and 6.154%, respectively, which include the impact of the discount upon issuance.

On July 25, 2013 the Company commenced an offer to purchase for cash any and all of its 5.625% senior notes due 2015 and a portion of its 6.200% senior notes due 2017 and its 7.000% senior notes due 2019 for an aggregate purchase price of up to $525 million. On August 22, 2013 the proceeds from the issue of the senior notes due 2023 and 2043 were used to fund the purchase of $202 million of 5.625% senior notes due 2015, $206 million of 6.200% senior notes due 2017 and $113 million of 7.000% senior notes due 2019.
The Company incurred total losses on extinguishment of debt of $60 million during the year ended December 31, 2013. This was made up of a tender premium of $65 million, the write-off of unamortized debt issuance costs of $2 million and a credit for the reduction of the fair value adjustment on 5.625% senior notes due 2015 of $7 million.
Lines of credit
The Company also has available $3 million (2013: $4 million) in lines of credit, of which $1 million was drawn as of December 31, 2014 (2013: $nil).

Analysis of interest expense
The following table shows an analysis of the interest expense for the years ended December 31:

	Year ended December 31,
	2014	2013	2012
	(millions)
5.625% senior notes due 2015	$8	$12	$12
4.125% senior notes due 2016	13	13	13
6.200% senior notes due 2017	25	33	38
7.000% senior notes due 2019	14	18	21
5.750% senior notes due 2021	30	29	29
4.625% senior notes due 2023	11	4	—
6.125% senior notes due 2043	16	6	—
7-year term loan facility expires 2018	5	6	6
Revolving $800 million credit facility	3	2	1
Revolving $400 million credit facility	4	—	—
Other	6	3	8
Total interest expense	$135	$126	$128